UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2019

IRADIMED CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

1025 Willa Springs Dr., Winter Springs, FL	32708
(Address of Principal Executive Offices)	(Zip Code)

(407) 677-8022

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Capital Market

Item 8.01                                           Other Events.

Winter Springs, Florida, October 8, 2019 — IRADIMED CORPORATION (NASDAQ: IRMD), today announced that it received a close-out letter from the U.S. Food and Drug Administration resolving all issues cited in the August 2014 warning letter.

“The resolution of the warning letter is the result of countless hours of work performed by everyone at IRADIMED. We are thankful for these efforts and the collective commitment to continuously improve our quality management system,” said Leslie McDonnell, President and Chief Executive Officer of the Company.

The Company does not expect a significant impact to its business or financial performance resulting from the close-out letter.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Act of 1995, particularly statements regarding our expectations, beliefs, plans, intentions, future operations, financial condition and prospects, and business strategies. These statements relate to future events or our future financial performance or condition and involve unknown risks, uncertainties and other factors that could cause our actual results, level of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. The risks and uncertainties referred to above include, but are not limited to, risks associated with the Company’s ability to receive an EC Certificate or CE Mark for our existing products, receive FDA 510(k) clearance for new products; unexpected costs, delays or diversion of management’s attention associated with the design, manufacture or sale of new products; the Company’s ability to implement successful sales techniques for existing and future products and evaluate the effectiveness of its sales techniques; additional actions, warnings or requests from the FDA; our significant reliance on a single product; potential disruptions in our limited supply chain for our products; a reduction in international distribution; actions of the FDA or other regulatory bodies that could delay, limit or suspend product development, manufacturing or sales; the effect of recalls, patient adverse events or deaths on our business; difficulties or delays in the development, production, manufacturing and marketing of new or existing products and services; changes in laws and regulations or in the interpretation or application of laws or regulations.

Further information on these and other factors that could affect the Company’s financial results is included in filings we make with the Securities and Exchange Commission from time to time. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Press release dated October 8, 2019, regarding FDA close-out letter.

99.2	FDA close-out letter dated October 2, 2019, received by the Company on October 4, 2019.

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated October 8, 2019, regarding FDA close-out letter.

99.2	FDA close-out letter dated October 2, 2019, received by the Company on October 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: October 8, 2019

	By:	/s/Chris Scott
	Name:	Chris Scott
	Title:	Chief Financial Officer